UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2017

MGM Growth Properties LLC

MGM Growth Properties Operating Partnership LP

(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6385 S. Rainbow Blvd., Suite 500, Las Vegas, Nevada 89118

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On September 7, 2017, MGM Growth Properties Operating Partnership LP (the “Issuer”) and MGP Finance Co-Issuer, Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), consolidated subsidiaries of MGM Growth Properties LLC (the “Company”), commenced an offering pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of $350 million in aggregate principal amount of senior notes due 2027 in a private placement (the “Offering”).

In connection with the Offering, the Issuers disclosed certain information to prospective investors in a preliminary offering memorandum dated September 7, 2017. The preliminary offering memorandum disclosed certain information that supplements or updates certain prior disclosures of the Company. Pursuant to Regulation FD, the Company is furnishing herewith such information, in the general form presented in the preliminary offering memorandum, as Exhibit 99.1 to this Form 8-K.

Item 8.01. Other Events.

On September 7, 2017, the Company and the Issuer issued a press release pursuant to Rule135c under the Securities Act regarding the Offering. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

99.1	Excerpts from preliminary offering memorandum of MGM Growth Properties Operating Partnership LP and MGP Finance Co-Issuer, Inc., dated September 7, 2017.

99.2	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: September 7, 2017	By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Secretary

MGM Growth Properties Operating Partnership LP

Date: September 7, 2017	By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Excerpts from preliminary offering memorandum of MGM Growth Properties Operating Partnership LP and MGP Finance Co-Issuer, Inc., dated September 7, 2017.

99.2	Press Release.